SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934.

                      Date of report: February 12, 1999

                             Lotus Pacific, Inc.
           (Exact name of registrant as specified in its charter)

                                 Delaware
                           State of Organization

                                 000-24999
                           Commission File Number

                                52-1947160
                       Employer Identification Number

        200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                    Address of Principal Executive Office

                               (732) 885-1750
              Registrant's Telephone Number, Including Area Code




Item 5.    OTHER EVENTS

On February 12, 1999, Lotus Pacific, Inc. (the "Registrant") announced that it had signed agreements to acquire US Securities & Futures Corp. ("USSF") of New York, NY and Professional Market Brokerage, Inc. (PMB) of Chicago,IL. Upon completion of the acquisitions, the Registrant will own 100% of both USSF and PMB.

USSF is a full service brokerage firm with its headquarters on Wall Street in New York, NY. With over 15 branches worldwide, USSF offers online securities trading service and other financial and brokerage services to individuals and institutions all around the world (www.ussecurities.com).
USSF is registered as a Futures Commission Merchant (FCM), and is a member of the National Association of Securities Dealers (NASD), Securities
Investor Protection Corporation (SIPC), and National Futures Association (NFA).

PMB is a Chicago-based financial trading firm that provides online trading service from its advanced Internet-based system (www.pmbinc.com) to self-directed, broker-assisted, individuals, money managers, commodity trading advisers, or introducing brokers. PMB has a diversified customer base with approximately $22 million in customer segregated assets. PMB is registered with the Commodity Futures Trading Commission (CFTC) as a Futures Commission Merchant (FCM) and is a member of the National Futures Association (NFA).

The acquisitions of USSF and PMB are an important part of the Registrant's strategy to integrate the Internet solutions with the financial industry,and become the first and only Internet-Wall Street company (trademark) in the world that combines the Registrant's own set top box - TeleWeb (trademark) A9000 and the TeleWeb (trademark) System with online financial trading services. The acquisitions allow the Registrant to: (1) provide its own user-end terminals to its financial trading customers; (2) constantly upgrade its hardware and software based on market conditions and customer needs;
(3) minimize its dependence on other high tech companies to maintain its online trading systems,consequently, lower the probability of trading system breakdown.


Item 7.

 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 ( c )    Exhibits

 Exhibit 99. Press Release of the Registrant, dated February 12,1999, announcing the Registrant's agreements to acquire US Securities & Futures Corp. and Professional Market Brokerage, Inc.




                                      Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                                        LOTUS PACIFIC, INC.


Date:  February 12, 1999               By:   /s/ James Yao
                                      ------------------------------
                                     James Yao, Chairman & President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in capacities and on the dates indicated.



Date:    February 12, 1999            By:   /s/ Gary Huang
                                     --------------------------------
                                     Gary Huang, Chief Financial Officer